UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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______________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2026
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Suja Life, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-43273	39-4779189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3831 Ocean Ranch Blvd.
Oceanside,	CA	92056
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (855) 879-7852
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.0001 per share	SUJA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 20, 2026, certain indirect subsidiaries of the Company entered into that certain Amended and Restated Credit Agreement (the “A&R Credit Agreement”) which amends and restates the Credit Agreement, dated as of August 23, 2021, by and among Suja Life Intermediate II, LLC, Suja Life, LLC, JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto from time to time and the lenders party thereto from time to time.
The principal amendment effected by the A&R Credit Agreement is a reduction in the applicable interest rate. Under the A&R Credit Agreement, the interest rate is the Term SOFR Rate plus 1.75%, 2.00%, or 2.25% per annum based on the Company’s consolidated net leverage ratio (as defined in the A&R Credit Agreement).
The foregoing description of the A&R Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Credit Agreement attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 7.01     Regulation FD Disclosure.
On August 20, 2026, the Company issued a press release announcing the entry into the A&R Credit Agreement. A copy of such press release is furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.
The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of August 20, 2026, by and among Suja Life Intermediate II, LLC, Suja Life, LLC, JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto from time to time and the lenders party thereto from time to time.

99.1	Press release dated August 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: August 20, 2026	Suja Life, Inc.

	By:	/s/ Jeff Pedersen
Jeff Pedersen
Chief Financial Officer